UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2021

FINTECH EVOLUTION ACQUISITION GROUP

(Exact name of registrant as specified in its charter)

Cayman Islands	333-252969	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 739-6741

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Ordinary Share and one-third of one redeemable warrant	FTEV.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001	FTEV	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of one Class A Ordinary Share for $11.50 per share	FTEV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Separate Trading of Units, Class A Ordinary Shares and Warrants

As previously reported on a Current Report on Form 8-K of FinTech Evolution Acquisition Group (the “Company”), filed on March 5, 2021, the Company consummated its initial public offering (the “IPO”) of an aggregate of 27,410,158 units (the “Units”), including 3,410,158 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $274,101,580.

On April 21, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the Class A Ordinary Shares and Warrants comprising the Units commencing on April 22, 2021. Those Units not separated will continue to trade on the New York Stock Exchange under the symbol “FTEV.U”, and the Class A Ordinary Shares and Warrants that are separated will trade on the New York Stock Exchange under the symbols “FTEV” and “FTEV.WS,” respectively. No fractional warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of the Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate their Units into Class A Ordinary Shares and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated April 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH EVOLUTION ACQUISITION GROUP

	By:	/s/ Rohit Bhagat
Name: Rohit Bhagat
Title: Chief Executive Officer

Dated: April 20, 2021